Exhibit 10.2

FIRST OMNIBUS AMENDMENT TO THE

SECURITIES PURCHASE AGREEMENT AND SENIOR SECURED CONVERTIBLE NOTES

This FIRST OMNIBUS AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT AND SENIOR SECURED CONVERTIBLE NOTES (this “First Amendment”) is dated as of January 29, 2020 and is made in reference to that (i) certain Securities Purchase Agreement, dated as of January 11, 2020 (the “Purchase Agreement”), by and among MRI Interventions, Inc., a Delaware corporation (the “Company”), the investors identified on the signature pages thereto (the “Investors”), and Petrichor Opportunities Fund I LP, as collateral agent (collectively, the “Parties”), and (ii) those certain Notes (as defined below).

RECITALS

WHEREAS, the Parties hereto previously entered into the Purchase Agreement, which provides for the issuance of senior secured convertible promissory notes, the forms of which are attached as Exhibits A-1, A-2 and A-3 thereto, and referred to herein as the “First Closing Notes,” the “Second Closing Notes” and the “Third Closing Notes,” respectively, and collectively referred to herein as the “Notes”; and

WHEREAS, the Parties desire to amend each of the Purchase Agreement and the Notes as set forth herein.

NOW, THEREFORE, each of the Purchase Agreement and the Notes are hereby amended as set forth below:

1.       Defined Terms. Capitalized terms used in this First Amendment without definition shall have the same meanings ascribed to such terms in the Purchase Agreement or the Notes, as applicable.

2.       Amendment to Section 1.1 of the Purchase Agreement. Section 1.1 of the Purchase Agreement is hereby amended by deleting the defined terms “Requisite Stockholder Approval” and “Requisite Stockholder Approval Deadline.”

3.       Amendment to Section 3.1(x) of the Purchase Agreement. Section 3.1(x) of the Purchase Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

(x)       Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2 and their compliance with their agreements contained in this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors pursuant to the terms of this Agreement. The issuance and sale of the Notes hereunder does not, and, in the case of the Note Shares, when issued, will not, contravene the rules and regulations of the Trading Market, which, for the avoidance of doubt, as of the date hereof, is the Nasdaq Capital Market.

4.       Amendment to Section 4.11 of the Purchase Agreement. Section 4.11 of the Purchase Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

4.11        [Reserved].

5.       Amendment to Section 3.1(d) of the Schedules to the Purchase Agreement. Section 3.1(d) of the Schedules to the Purchase Agreement is hereby amended by deleting the reference to “Requisite Stockholder Approval” on such Schedule.

6.       Amendment to Section 3.1(p) of the Schedules to the Purchase Agreement. Section 3.1(p) of the Schedules to the Purchase Agreement is hereby amended by deleting the reference to “Requisite Stockholder Approval” on such Schedule and replacing such reference with “None”.

7.       Amendment to Section 3.4(b) of the First Closing Notes. Section 3.4(b) of the First Notes is hereby amended by deleting such Section in its entirety and substituting the following therefor:

(b)        [Reserved].

8.       Amendment to Section 3.4(b) of the Forms of Second Closing Notes and Third Closing Notes in Exhibits A-2 and A-3. Section 3.4(b) of each of Exhibit A-2 to the Purchase Agreement and Exhibit A-3 to the Purchase Amendment is hereby amended by deleting such Section in its entirety and substituting the following therefor:

(b)        [Reserved].

9.       Amendment to Section 4.1(t) of the First Closing Notes. Section 4.1(t) of the First Closing Notes is hereby amended by deleting such Section in its entirety and substituting the following therefor:

(t)        [Reserved].

10.       Amendment to Section 4.1(t) of the Forms of Second Closing Notes and Third Closing Notes in Exhibits A-2 and A-3. Section 4.1(t) of each of Exhibit A-2 to the Purchase Agreement and Exhibit A-3 to the Purchase Amendment is hereby amended by deleting such Section in its entirety and substituting the following therefor:

(t)        [Reserved].

11.       Amendment to Section 32.3 of the First Closing Notes. Section 32.3 of the First Closing Notes is hereby amended by deleting such Section in its entirety and substituting the following therefor:

3.23        “Applicable Margin” means 2.00%.

12.       Amendment to Section 3.23 of the Forms of Second Closing Notes and Third Closing Notes in Exhibits A-2 and A-3. Section 32.3 of each of Exhibit A-2 to the Purchase Agreement and Exhibit A-3 to the Purchase Amendment is hereby amended by deleting such Section in its entirety and substituting the following therefor:

3.23        “Applicable Margin” means 7.00%.

13.       Amendment to Sections 32.10, 32.11, 32.89 and 32.90 of the First Closing Notes. Sections 32.10, 32.11, 32.89 and 32.90 of the First Closing Notes are hereby amended by deleting the defined terms “Cap,” “Cap Allocation,” “Requisite Stockholder Approval” and “Requisite Stockholder Approval Deadline.”

14.       Amendment to Sections 32.10, 32.11, 32.88 and 32.89 of the Forms of Second Closing Notes and Third Closing Notes in Exhibits A-2 and A-3. Sections 32.10, 32.11, 32.88 and 32.89 of each of Exhibit A-2 to the Purchase Agreement and Exhibit A-3 to the Purchase Amendment are hereby amended by deleting the defined terms “Cap,” “Cap Allocation,” “Requisite Stockholder Approval” and “Requisite Stockholder Approval Deadline.”

15.       Miscellaneous.

a.       On and after the date hereof, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended by this First Amendment. Except as expressly provided in this First Amendment, all other terms, conditions and provisions of the Purchase Agreement shall continue in full force and effect as provided therein.

b.       On and after the date hereof, reference in each of the Notes to “this Note”, “hereunder”, “hereof”, “herein” or words of like import referring to such Note shall mean and be a reference to the Note as amended by this First Amendment. Except as expressly provided in this First Amendment, all other terms, conditions and provisions of the Notes shall continue in full force and effect as provided therein.

c.       This First Amendment may be executed in any number of counterparts and by Parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Company has executed, acknowledged and delivered this First Amendment effective as of the day and year first above written.

COMPANY:

MRI INTERVENTIONS, INC.

By: /s/ Harold A. Hurwitz

Name: Harold A. Hurwitz

Title: Chief Financial Officer

INVESTORS:

PTC THERAPEUTICS, INC.

By: /s/ Emily Hill

Name: Emily Hill

Title: Chief Financial Officer

PETRICHOR OPPORTUNITIES FUND I LP

By: Petrichor Opportunities Fund I GP, LLC

By: /s/ Tadd Wessel

Name: Tadd Wessel

Title: Managing Member

COLLATERAL AGENT:

PETRICHOR OPPORTUNITIES FUND I LP

By: Petrichor Opportunities Fund I GP, LLC

By: /s/ Tadd Wessel

Name: Tadd Wessel

Title: Managing Member